                                                                   EXHIBIT 10.61

                                 Amendment No.4
                               Purchase Agreement

This Amendment No. 4 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 29 day of October 2003 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER ("Effective Date"). [*].

WHEREAS, the parties wish to amend the Agreement to [*], replace Exhibit A (Product and Repair Pricing EMC Approved Logistics Partners) to [*].

NOW THEREFORE, IN CONSIDERATION OF THE ABOVE AND THE OTHER RESPECTIVE PROMISES OF THE PARTIES SET FORTH HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1) In addition, Exhibit A is replaced in its entirety with the attached Exhibit A to incorporate [*].

2) Term. Pursuant to Section [*] of the Agreement, the parties agree to [*]. To date, the contract has been in full force without interruption from the original date of signing (January 25, 2000), and furthermore, it is the intent of the parties to [*]

3) Supplier Address. Section 24.10 is hereby modified to replace the Supplier Address with the following: 1745 Technology Drive, San Jose, CA 95110.

4) No Other Changes. All Other terms and conditions of the Agreement shall remain unchanged.

5) Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to OEM Purchase and License Agreement by their duly authorized representatives. Such

                            EMC/BROCADE CONFIDENTIAL
execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                  Executed and agreed to:

Brocade Communications Systems, Inc.     EMC Corporation
("Supplier")

Signature: /s/ Jack Cuthbert             Signature: /s/ William Monagle 11/25/03

Name: Jack Cuthbert                      Name: William Monagle Vice President

Title: V.P. OEM Sales                    Title: Corporate Procurement EMC
                                                  Corporation

Date: 12-01-03                           Date:

Brocade Communications Switzerland, SarL
("Supplier")

Signature: /s/ Ian Whiting

Name: Ian Whiting

Title: Managing Officer
Place:  Geneva, Switzerland

Date: 5-December-2003

                            EMC/BROCADE CONFIDENTIAL

EMC PRODUCT MATRIX - REVISED 11/24/03

Revisions: Correction to SW12000 door kit pricing and changes/additions to Security pn#s.

and the addition of Dell Sport Switch, reduced SW12000 door kit pricing, and added legal verbiage from Amendment 2.

BRCD PN#     EMC PN#    REV     EMC MODEL#                            DESCRIPTION                               PRICE
--------     -------    ---     ----------                            -----------                               -----
[*]          [*]        A02     [*]               2GB, 8 PORT ENTRY-FABRIC SWITCH (WEBTOOLS, ZONING)

[*]          [*]        A01     [*]               2GB. 8 PORT FULL-FABRIC SWITCH (WEBTOOLS, ZONING)

[*]          [*]        A00     [*]               FRU. SFP, SWL, 1PK (FINISAR ONLY)

[*]          [*]        A01     [*]               FRU, SFP, LWL, 1 PK (FINISAR ONLY)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, TRUNKING

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, FABRIC WATCH

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, EXTENDED FABRIC

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, PERFORMANCE MONITOR

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, QUICKLOOP

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: BUNDLED

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE UPGRADE ENTRY-FULL: POST SALE

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, SECURE OS

[*]          [*]        A08     [*]               2GB, 16 PORT SWITCH (WEBTOOLS, ZONING)

[*]          [*]        00      [*]               FRU, POWER SUPPLY

[*]          [*]        00      [*]               FRU, FAN

[*]          [*]        A00     [*]               FRU, SFP, SWL, 1PK (FINISAR ONLY)

[*]          [*]        A01     [*]               FRU, SFP, LWL, 1 PK (FINISAR ONLY)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, TRUNKING

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, FABRIC WATCH

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, EXTENDED FABRIC

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, PERFORMANCE MONITOR

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, QUICKLOOP

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, SECURE OS

[*]          [*]        A03     [*]               2GB, 32 PORT SWITCH (WEBTOOLS, ZONING)

[*]          [*]        A01     [*]               FRU, POWER SUPPLY

[*]          [*]        A01     [*]               FRU, FAN

[*]          [*]        A00     [*]               FRU, SFP, SWL, 1PK (FINISAR ONLY)

[*]          [*]        A01     [*]               FRU, SFP, LWL, 1PK (FINISAR ONLY)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, TRUNKING

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, FABRIC WATCH

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, EXTENDED FABRIC

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, PERFORMANCE MONITOR

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, SECURE OS

NOTE (1): THE ANNUAL FEE TOR SOFTWARE MAINTENANCE IS $200. THE ABOVE PRICE INCLUDES THE PURCHASE OF SOFTWARE MAINTENANCE FOR AN INITIAL TERM OF ONE YEAR, COMMENCING ON THE DATE OF PURCHASE, AND AN AUTOMATIC RENEWAL FOR A SUBSEQUENT ONE YEAR TERM. FEES FOR SOFTWARE MAINTENANCE DURING THESE PERIODS ARE NON-REFUNDABLE. THEREAFTER, SOFTWARE MAINTENANCE MAY BE RENEWED FOR ADDITIONAL ONE YEAR PERIODS, AT EMC'S DISCRETION, FOR AN ANNUAL FEE OF $200.

[*]          [*]        A04     [*]               2GB, 64 PORT ENTERPRISE (WEBTOOLS, ZONING)

[*]          [*]        A01     [*]               FRU, CHASSIS

[*]          [*]        A00     [*]               FRU, PORT CARD WITH OPTICS

[*]          [*]        A00     [*]               FRU, CP

[*]          [*]        A00     [*]               FRU, POWER SUPPLY

[*]          [*]        NA      [*]               FRU, POWER CORD, NO AMERICAN

[*]          [*]        NA      [*]               FRU, POWER CORD, UK/IRE

[*]          [*]        NA      [*]               FRU, POWER CORD, CONT EU

[*]          [*]        NA      [*]               FRU, POWER CORD, AUST/NZ

[*]          [*]        NA      [*]               FRU, POWER CORD. OTHER 230V

[*]          [*]        NA      [*]               FRU, BROCADE RACKMOUNT KIT

[*]          [*]        A00     [*]               FRU, BLOWER

[*]          [*]        NA      [*]               FRU, WWN BEZEL

[*]          [*]        A00     [*]               FRU, WWN CARD

[*]          [*]        NA      [*]               FRU, CHASSIS DOOR

[*]          [*]        NA      [*]               FRU, PORT CARD SLOT FILLER

[*]          [*]        NA      [*]               FRU, CABLE MANAGEMENT TRAY

[*]          [*]        NA      [*]               FRU, BLADE BOX PACKAGING ONLY

[*]          [*]        NA      [*]               FRU, BLOWER BOX PACKAGING ONLY

[*]          [*]        A02     [*]               FRU, EMC CUSTOM DOOR KIT

[*]          [*]        A00     [*]               FRU, SFP, SWL, 1 PK [FINISAR ONLY)

[*]          [*]        A01     [*]               FRU, SFP, LWL, 1 PK (FINISAR ONLY)

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, TRUNKING

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, FABRIC WATCH

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, EXTENDED FABRIC

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, PERFORMANCE MONITOR

[*]          [*]        NA      [*]               OPTIONAL SOFTWARE, EMC BUNDLE (TRK, FWH, EXF, PRF)

[*]          [*]        A01     [*]               OPTIONAL SOFTWARE, SECURE OS

NOTE(1): THE ANNUAL FEE FOR SOFTWARE MAINTENANCE IS $400. THE ABOVE PRICE INCLUDES THE PURCHASE OF SOFTWARE MAINTENANCE FOR AN INITIAL TERM OF ONE YEAR, COMMENCING ON THE DATE OF PURCHASE, AND AN AUTOMATIC RENEWAL FOR A SUBSEQUENT ONE YEAR TERM. FEES FOR SOFTWARE MAINTENANCE DURING THESE PERIODS ARE NON-REFUNDABLE. THEREAFTER, SOFTWARE MAINTANANCE MAY BE RENEWED FOR ADDITIONAL ONE YEAR PERIODS, AT EMC'A DISCRETION, FOR AN ANNUAL FEE OF $400.

[*]          [*]        NA      [*]               FM 4.0 BASE

[*]          [*]        NA      [*]               FM 4.0 STANDARD

[*]          [*]        NA      [*]               FM 4.0 ENTERPRISE

[*]          [*]        NA      [*]               FM 3.0 UPGRADE

[*]          [*]        NA      [*]               FM 4.0 BASE TO STANDARD UPGRADE

[*]          [*]        NA      [*]               FM 4.0 BASE TO ENTERPRISE UPGRADE

[*]          [*]        NA      [*]               FM 4.0 STANDARD TO ENTERPRISE UPGRADE

NOTE: THE ABOVE PRICES INCLUDE THE PURCHASE OF SOFTWARE MAINTENANCE FOR AN INITIAL TERM OF ONE YEAR, COMMENCING ON THE DATE OF PURCHASE, AND AN AUTOMATIC RENEWAL FOR A SUBSEQUENT ONE YEAR TERM. FEES FOR SOFTWARE MAINTENANCE DURING THESE PERIODS ARE NON-REFUNDABLE. THEREAFTER, SOFTWARE MAINTENANCE MAY BE RENEWED FOR ADDITIONAL ONE YEAR PERIODS, AT EMC'S DISCRETION, FOR AN ANNUAL FEE AS FOLLOWS. EM-FMG4-0000-9 $1,200; EM-FMG4-0010-S $900; EM-FMG4-7000-S $675;
EM-FMG4-9000-S $900; EM-FMG4-9004-S $750; EM-FMG4-9010-S $450.